The Sentinel Funds

Class A, Class B, Class C, Class D, Class S and Class I

Supplement dated February 8, 2011

to the Prospectus dated March 30, 2010, as supplemented December 17, 2010

Sentinel Balanced Fund – Conversion of Class D Shares

At the close of business on March 11, 2011, current shareholders of Class D shares of the Sentinel Balanced Fund will have their shares automatically converted to Class A shares of the Sentinel Balanced Fund on the basis of the relative net asset value per share of the two share classes as of the close of business on March 11, 2011, without the imposition of any sales load, fee or other charge.  Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.  Class D shares of the Sentinel Balanced Fund were closed to new investments and new accounts in March 2006.

Sentinel Common Stock Fund – Conversion of Class B Shares

Effective March 11, 2011, the Class B shares of the Sentinel Common Stock Fund will be closed to exchanges into the Fund.  At the close of business on March 11, 2011, current shareholders of Class B shares of the Sentinel Common Stock Fund will have their shares automatically converted to Class A shares of the Sentinel Common Stock Fund on the basis of the relative net asset value per share of the two share classes as of the close of business on March 11, 2011, without the imposition of any sales load, fee or other charge. Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.  Class B shares of the Sentinel Common Stock Fund were closed to new investments and new accounts in March 2006.

Sentinel Small Company Fund – Conversion of Class B Shares

Effective March 11, 2011, the Class B shares of the Sentinel Small Company Fund will be closed to exchanges into the Fund. At the close of business on March 11, 2011, current shareholders of Class B shares of the Sentinel Small Company Fund will have their shares automatically converted to Class A shares of the Sentinel Small Company Fund on the basis of the relative net asset value per share of the two share classes as of the close of business on March 11, 2011, without the imposition of any sales load, fee or other charge.  Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis.  Class B shares of the Sentinel Small Company Fund were closed to new investments and new accounts in March 2006.  Although Class A shares of the Sentinel Small Company Fund were closed to new investments and new accounts in January 2010, shareholders who receive Class A shares of the Sentinel Small Company Fund as a result of the conversion of Class B shares of the Fund will be eligible to make additional purchases of Class A shares of the Fund for as long as they continue to own Class A shares of the Fund.